Exhibit 99.2 Enterprise Financial Services Corp 2025 First Quarter Earnings Webcast

2 Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, stockholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), impacts of trade and tariff policies, U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters (including wildfires and earthquakes); terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. Forward-Looking Statements

3 Financial Highlights - 1Q25* Capital • Tangible Common Equity/Tangible Assets** 9.30%, compared to 9.05% • Tangible Book Value Per Common Share** $38.54, compared to $37.27 • CET1 Ratio 11.8%, stable with linked quarter • Returned $10.6 million to stockholders through common stock repurchases • Quarterly common stock dividend of $0.29 per share in first quarter 2025 ($0.01 increase) • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $50.0 million, up $1.1 million; EPS $1.31 • Net Interest Income $147.5 million, up $1.1 million; NIM 4.15% • PPNR** $66.1 million, down $3.4 million • Adjusted ROAA** 1.29%, compared to 1.31%; PPNR ROAA** 1.71%, compared to 1.80% • Adjusted ROATCE** 13.99%, compared to 14.05% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation.

4 Financial Highlights, continued - 1Q25* *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Loans $11.3 billion, up $78.4 million • Loan/Deposit Ratio 86.7% • Deposits $13.0 billion, down $112.3 million or $169.8 million excluding brokered CDs • Noninterest-bearing Deposits/Total Deposits 33% Asset Quality • Nonperforming Loans/Loans 0.97% • Nonperforming Assets/Assets 0.72% • Allowance Coverage Ratio 1.27%; 1.38% adjusted for guaranteed loans** • Net Recoveries $1.1 million • Expands presence in attractive markets • 10 locations in Arizona; 2 locations in Kansas • $739.6 million deposits; $199.6 million loans Announced Branch Acquisition

5 ($ in thousands) % of Total CRE $ 113,668 56.9 % C&I 76,865 38.5 % Other 9,109 4.6 % Total Loans $ 199,642 100.0 % Strategic Branch Acquisition Strategic Rationale Loans Deposits 10 Branches $656M Total Deposits $161M Total Loans 69% Variable Rate Loans 38% NIB $84M Total Deposits $39M Total Loans 55% Variable Rate Loans • Unique opportunity to accelerate investment and scale for AZ and KC markets • Commercially oriented banking franchise ($ in thousands) % of Total Transaction Accounts $ 405,423 54.8 % MMDA + Savings 267,070 36.1 % Retail Time (<$250K) 31,439 4.3 % Jumbo Time (>$250K) 35,686 4.8 % Total Deposits $ 739,618 100.0 % Commercial Government Retail • Expands branch presence and market share in “scarce” Phoenix MSA • Immediately leverages excess capital in strategic, low risk transaction 55% 16% 29% 2 Branches 33% NIB Kansas • Favorable earnback compared to alternative capital uses • Attractively priced deposit portfolio • High quality talent acquisitions • Top 15 pro forma deposit market share in both markets • Mid to high single digit full year EPS accretion Transaction Overview • Acquisition of 12 branches in Arizona and Kansas • No capital raise or share issuance required • Structured as a purchase and assumption agreement • Expected to close by early fourth quarter of 2025 • Balances are as of March 31, 2025 and are subject to change upon closing Arizona

6 Loan Details 1Q25 4Q24 1Q24 Qtr Change LTM Change C&I $ 2,199 $ 2,139 $ 2,264 $ 60 $ (65) CRE Investor Owned 2,487 2,405 2,281 82 206 CRE Owner Occupied 1,292 1,305 1,280 (13) 12 SBA loans* 1,283 1,298 1,275 (15) 8 Sponsor Finance* 784 783 865 1 (81) Life Insurance Premium Financing* 1,149 1,114 1,004 35 145 Tax Credits* 678 760 718 (82) (40) Residential Real Estate 358 351 355 7 3 Construction and Land Development 801 794 727 7 74 Other 268 271 260 (3) 8 Total Loans $ 11,299 $ 11,220 $ 11,029 $ 79 $ 270 *Specialty loan category. $ In Millions

7 Loans By Region Specialty Lending $3,918 $4,109 $4,096 1Q24 4Q24 1Q25 $ In Millions Midwest $3,412 $3,201 $3,153 1Q24 4Q24 1Q25 Southwest $1,605 $1,784 $1,867 1Q24 4Q24 1Q25 Note: Excludes “Other” loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,833 $1,855 $1,915 1Q24 4Q24 1Q25

8 Deposit Details 1Q25 4Q24 1Q24 Qtr Change LTM Change Noninterest-bearing demand accounts $ 4,285 $ 4,484 $ 3,805 $ (199) $ 480 Interest-bearing demand accounts 3,194 3,175 2,956 19 238 Money market accounts 3,632 3,564 3,431 68 201 Savings accounts 535 553 576 (18) (41) Certificates of deposit: Brokered 542 485 659 57 (117) Customer 846 885 827 (39) 19 Total Deposits $ 13,034 $ 13,146 $ 12,254 $ (112) $ 780 Deposit Verticals (included in total deposits)* $ 3,522 $ 3,388 $ 2,901 $ 134 $ 621 $ In Millions * Total deposits excluding Deposit Verticals and brokered CDs decreased $303 million from 4Q24 and increased $276 million from 1Q24

9 Deposits By Region Deposit Verticals $2,901 $3,388 $3,522 1Q24 4Q24 1Q25 $ In Millions Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances Midwest* $6,206 $6,433 $6,187 1Q24 4Q24 1Q25 West* $1,261 $1,268 $1,229 1Q24 4Q24 1Q25 Southwest $1,886 $2,057 $2,096 1Q24 4Q24 1Q25

Differentiated Deposit Verticals

ENTERPRISE
Financial Services Corp


Third Party Escrow and Trust Services
23.5%
Property Management
36.0%
Community Associations
40.5%

- **$3.52 billion - 27% of total deposits**
- **$3.60 billion - Average deposits for 1Q25**
- **$23.8 million - Related deposit costs in noninterest expense, resulting in an average deposit vertical cost of 2.68% in 1Q25**
- **$144.3 million - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B***
  - **25 - Number of traditional branches that would support the EFSC deposit vertical portfolio**

Data Source: Deposit data as of June 30th, 2024, per the FDIC Summary of Deposits.

Community Associations

$1.4 billion in deposit accounts specifically designed to serve the needs of community associations.

Property Management

$1.3 billion in deposits. Specializing in the compliance of Property Management Trust Accounts.

Legal Industry and Escrow Services

$827 million in deposits. Product lines providing services to independent escrow and non-depository trust companies.


$ In Millions
$1,000
$500
$—
Community Associations
Property Management
Legal Industry and Escrow Services
1Q24
2Q24
3Q24
4Q24
1Q25

10

11 Core Funding Mix Commercial Business Banking Consumer $ In Millions 1At March 31, 2025. Note: Brokered deposits were $0.8 billion at 1Q25; 3.71% cost of funds Deposit Verticals 1Q25 Total Portfolio Average Account Size & Cost of Funds COMMERCIAL BUSINESS BANKING CONSUMER DEPOSIT VERTICALS Average account size ($ in thousands) 1Q25 $ 326 $ 79 $ 23 $ 107 Cost of funds 1Q251 2.28% 1.44% 1.50% 0.92% • ~80% of commercial deposits utilize Treasury Management services • ~90% of checking and savings accounts utilize online banking services • ~60% of commercial deposits have a lending relationship Overview 29% 35% 32% 37% 36% 19% 5% 7% 31% 25% 18% 18% 64%6% 29% $4,583 $3,522$2,613$1,535 DDA NOW MMA SAV CD 1 yr or less CD > 1 yr

12 Earnings Per Share Trend - 1Q25 $1.28 $0.02 $(0.05) $0.04 $(0.01) $0.02 $0.01 $1.31 4Q24 Net Interest Income Noninterest Income Provision for Credit Losses Noninterest Expense Change in ETR Change in Shares 1Q25 Change in Diluted EPS

13 $137.7 $140.5 $143.5 $146.4 $147.5 4.13% 4.19% 4.17% 4.13% 4.15% 5.33% 5.33% 5.27% 4.66% 4.33% Net Interest Income Net Interest Margin Avg Fed Funds Rate 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income Trend $ In Millions Stable Net Interest Income 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income - FTE $ 139.8 $ 142.6 $ 145.6 $ 148.6 $ 150.0 Purchase Accounting Amortization/(Accretion) 0.5 (0.2) 0.5 0.8 0.2 Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) $ 140.3 $ 142.4 $ 146.1 $ 149.4 $ 150.2 Net Interest Margin 4.13% 4.19% 4.17% 4.13% 4.15 % Purchase Accounting Amortization/(Accretion) 0.02% — % 0.01% 0.02% 0.01 % Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) 4.15% 4.19% 4.18% 4.15% 4.16%

14 Net Interest Margin 6.87% 6.95% 6.95% 6.73% 6.57% 3.27% 3.35% 3.40% 3.51% 3.75% 6.20% 6.28% 6.26% 6.05% 5.93% Earning asset yield Securities yield Loan yield 1Q24 2Q24 3Q24 4Q24 1Q25 3.14% 3.19% 3.22% 2.96% 2.77% 2.13% 2.16% 2.18% 2.00% 1.83% 3.22% 3.26% 3.28% 3.02% 2.84% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 1Q24 2Q24 3Q24 4Q24 1Q25 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.13% (0.11)% 0.10% (0.11)% (0.02)% 0.16% 4.15% 4Q24 Loans Securities Other Earning Asset Mix Funding Mix Cost of Funds 1Q25 Margin Bridge

15 22 2 14 26 (4) 1Q24 2Q24 3Q24 4Q24 1Q25 $144 $(29) $80 $140 $78 44.4% 45.8% 44.1% 41.5% 41.9% Organic Loans Avg Line Draw % 1Q24 2Q24 3Q24 4Q24 1Q25 1Q25 4Q24 1Q24 NPLs/Loans 0.97% 0.38% 0.32 % NPAs/Assets 0.72% 0.30% 0.30 % ACL/NPLs 130.1% 323.2% 380.2 % ACL/Loans** 1.38% 1.34% 1.34 % Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses* $5.8 $4.8 $4.1 $6.8 $5.2 1Q24 2Q24 3Q24 4Q24 1Q25 $ In Millions bps bps bps bps bps $ In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation. Credit Trends

16 $138.0 $3.8 $1.1 $142.9 ACL 4Q24 Portfolio Changes Net Recoveries ACL 1Q25 Allowance for Credit Losses for Loans $ In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors $ In Millions 1Q25 Loans ACL ACL as a % of Loans Commercial and industrial $ 4,730 $ 70 1.48 % Commercial real estate 5,046 49 0.97 % Construction real estate 881 12 1.36 % Residential real estate 366 8 2.19 % Other 276 4 1.45 % Total $ 11,299 $ 143 1.27 % Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $21.7 million, $3.2 million, and $10.9 million, respectively. Total ACL percentage of loans excluding government guaranteed loans was 1.38%*. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index *A Non-GAAP Measure, Refer to Appendix for Reconciliation.

17 Noninterest Income Trend $12.2 $15.5 $21.4 $20.6 $18.5 $5.0 $4.0 $8.3 $4.7 $6.4 $(2.2) $1.9 $3.3 $6.0 $2.6$4.4 $4.5 $4.6 $4.7 $4.4$2.4 $2.5 $2.6 $2.5 $2.4 $2.6 $2.6 $2.6 $2.7 $2.7 8.1% 9.9% 13.0% 12.4% 11.1% Other Tax Credit Income Deposit Services Charge Card Services Wealth Management Noninterest income/Total income 1Q24 2Q24 3Q24 4Q24 1Q25 $5.0 $4.0 $8.3 $4.7 $6.4 $1.6 $1.6 $1.7 $1.7 $1.7 $0.3 $0.6 $0.5 $0.5 $0.5 $0.9 $0.9 $1.1 $0.9 $0.9 $0.2 $1.0 $0.6 $0.3 $1.2 $0.3 $0.7$0.2 $0.4 $0.6 $0.3 $0.7$1.4 $1.9 $3.2 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Gain on SBA Loan Sales Gain on Sale of OREO 1Q24 2Q24 3Q24 4Q24 1Q25 $ In Millions Noninterest Income Other Noninterest Income Detail

18 Noninterest Expense Trend Noninterest Expense $ In Millions $22.6 $22.3 $23.0 $24.2 $23.4 $0.4 $1.3 $1.4 $1.9 $20.3 $21.7 $23.8 $22.9 $23.8 $0.6 $4.3 $4.2 $4.4 $4.3 $4.4 $45.3 $44.5 $45.4 $46.2 $48.2 60.2% 58.1% 58.4% 57.1% 58.8% $93.5 $94.0 $98.0 $99.5 $99.8 Other Core conversion expense Deposit costs FDIC special assessment Occupancy Employee compensation and benefits Core efficiency ratio* 1Q24 2Q24 3Q24 4Q24 1Q25 $22.6 $22.3 $23.0 $24.2 $23.4 $11.2 $10.7 $10.9 $11.9 $10.7 $3.9 $4.0 $4.1 $4.6 $4.8 $1.4 $1.3 $1.6 $1.6 $1.7 $3.0 $3.1 $3.3 $3.1 $3.1 $2.1 $2.3 $2.2 $2.1 $2.2 $1.0 $0.9 $0.9 $0.9 $0.9 Miscellaneous Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 1Q24 2Q24 3Q24 4Q24 1Q25 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Other Noninterest Expense Detail

19 Capital Tangible Common Equity/Tangible Assets 9.01% 9.18% 9.50% 9.05% 9.30% Tangible Common Equity/Tangible Assets* 1Q24 2Q24 3Q24 4Q24 1Q25 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. Regulatory Capital 10.0% 14.3% 14.6% 14.8% 14.6% 14.7% 6.5% 11.4% 11.7% 11.9% 11.8% 11.8% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 1Q24 2Q24 3Q24 4Q24 1Q25 8.0% 12.8% 13.0% 13.2% 13.1% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases ◦ 191,739 shares repurchased at an average price of $55.28 in 2025 – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $34.21 $35.02 $37.26 $37.27 $38.54 $0.25 $0.26 $0.27 $0.28 $0.29 TBV/Share* Dividends per Share 1Q24 2Q24 3Q24 4Q24 1Q25 13.1% **

Appendix

21 Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 8% Obligations of states and political subdivisions 42% Agency mortgage- backed securities, 41% Corporate debt securities 5% U.S. Treasury bills 4% TOTAL $3.0 billion • Effective duration of 5.2 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $500.9 million • 3.75% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 1Q24 2Q24 3Q24 4Q24 1Q25 $— $800 $1,600 $2,400 $(200) $(100) $— $100 $ In Millions $69.8 $67.2 $241.4 $359.4 $314.9 5.21% 5.43% 4.97% 5.10% 5.20% Principal Cost Yield (TEQ) 1Q24 2Q24 3Q24 4Q24 1Q25 Investment Purchase Yield $ In Millions Investment Portfolio

22 EFSC Borrowing Capacity $5.3 $5.5 $5.7 $1.2 $1.3 $1.1 $2.6 $2.8 $2.9 $0.1 $0.1 $0.1 $1.4 $1.3 $1.6 43% 42% 44% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 3Q24 4Q24 1Q25 $ In Billions End of Period and Average Loans to Deposits 90% 90% 89% 85% 87%90% 89% 87% 86% 86% End of period Loans/Deposits Avg Loans/Avg Deposits 1Q24 2Q24 3Q24 4Q24 1Q25 • $1.1 billion available FHLB capacity • $2.9 billion available FRB capacity • $140.0 million in seven federal funds lines • $1.6 billion in unpledged investment securities • $481.7 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 19% • FHLB maximum credit capacity is 45% of assets $0.5 $0.4 $0.4 $0.3 $0.3 $0.5 $0.9 $1.3 $1.6 $1.9 Annual Cash Flows Cumulative Cash Flows 2025 2026 2027 2028 2029 Investment Portfolio Cash Flows* $ In Billions Strong Liquidity Profile *Trailing 12 months ending March 31 of each year Liquidity

23 Office CRE (Non-owner Occupied) Total $531.1 million Midwest 45.4% Southwest 29.0% West 21.6% Specialty 4.0% Office CRE Loans by Location Real Estate/ Rental/Leasing 89.5% Health Care and Social Assistance 2.9% Other 7.6% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.62 13 $ 201.0 $ 15.5 $5-10 Million 5.08 13 86.0 6.6 $2-5 Million 5.23 40 129.2 3.2 < $2 Million 5.26 195 114.9 0.6 Total 5.26 261 $ 531.1 $ 2.0 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 52% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.52x • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $23.4 million unfunded commitments • Limited near-term maturity risk: 8% to mature in 2025, 92% maturing in 2026 and beyond 23

24 Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, adjusted ROAA, allowance coverage ratio adjusted for guaranteed loans, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, adjusted ROAA, allowance coverage ratio adjusted for guaranteed loans, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated.

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY, TOTAL ASSETS TO TANGIBLE ASSETS, TANGIBLE BOOK VALUE PER COMMON SHARE, AND TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS					
Stockholders' equity	$ 1,868,073	$ 1,824,002	$ 1,832,011	$ 1,755,273	$ 1,731,725
Less preferred stock	71,988	71,988	71,988	71,988	71,988
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	7,628	8,484	9,400	10,327	11,271
Tangible common equity (non-GAAP)	$ 1,423,293	$ 1,378,366	$ 1,385,459	$ 1,307,794	$ 1,283,302
Common shares outstanding	36,928	36,988	37,184	37,344	37,515
Tangible book value per common share (non-GAAP)	$ 38.54	$ 37.27	$ 37.26	$ 35.02	$ 34.21
Total assets	$ 15,676,594	$ 15,596,431	$ 14,954,125	$ 14,615,666	$ 14,613,338
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	7,628	8,484	9,400	10,327	11,271
Tangible assets (non-GAAP)	$ 15,303,802	$ 15,222,783	$ 14,579,561	$ 14,240,175	$ 14,236,903
Tangible common equity to tangible assets (non-GAAP)	9.30 %	9.05 %	9.50 %	9.18 %	9.01 %

($ in thousands)	Quarter ended March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
PRE-PROVISION NET REVENUE					
Net interest income	$ 147,516	$ 146,370	$ 143,469	$ 140,529	$ 137,728
Noninterest income	18,483	20,631	21,420	15,494	12,158
FDIC special assessment	—	—	—	—	625
Core conversion expense	—	1,893	1,375	1,250	350
Less gain on sale of investment securities	106	—	—	—	—
Less net gain (loss) on sale of other real estate owned	23	(68)	3,159	—	(2)
Less noninterest expense	99,783	99,522	98,007	94,017	93,501
PPNR (non-GAAP)	$ 66,087	$ 69,440	$ 65,098	$ 63,256	$ 57,362
Average assets	$ 15,642,999	$ 15,309,577	$ 14,849,455	$ 14,646,381	$ 14,556,119
PPNR ROAA (non-GAAP)	1.71 %	1.80 %	1.74 %	1.74 %	1.58 %

25

26 Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) AND RETURN ON AVERAGE ASSETS (ROAA) Average stockholder’s equity $ 1,863,272 $ 1,844,509 $ 1,804,369 $ 1,748,240 $ 1,738,698 Less average preferred stock 71,988 71,988 71,988 71,988 71,988 Less average goodwill 365,164 365,164 365,164 365,164 365,164 Less average intangible assets 8,026 8,930 9,855 10,783 11,770 Average tangible common equity $ 1,418,094 $ 1,398,427 $ 1,357,362 $ 1,300,305 $ 1,289,776 Net income (GAAP) $ 49,961 $ 48,834 $ 50,585 $ 45,446 $ 40,401 FDIC special assessment (after tax) — — — — 470 Core conversion expense (after tax) — 1,424 1,034 940 263 Less gain on sale of investment securities (after tax) 80 — — — — Less net gain on sales of other real estate owned (after tax) 17 (51) 2,375 — (1) Net income adjusted (non-GAAP) $ 49,864 $ 50,309 $ 49,244 $ 46,386 $ 41,135 Less preferred stock dividends 938 937 938 937 938 Net income available to common stockholders adjusted (non-GAAP) $ 48,926 $ 49,372 $ 48,306 $ 45,449 $ 40,197 ROATCE (non-GAAP) 14.02% 13.63% 14.55% 13.77% 12.31 % Adjusted ROATCE (non-GAAP) 13.99% 14.05% 14.16% 14.06% 12.53 % Average assets $ 15,642,999 $ 15,309,577 $ 14,849,455 $ 14,646,381 $ 14,556,119 Return on average assets (GAAP) 1.30% 1.27% 1.36% 1.25% 1.12 % Adjusted return on average assets (non-GAAP) 1.29% 1.31% 1.32% 1.27% 1.14%

27 Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 ALLOWANCE COVERAGE RATIO ADJUSTED FOR GUARANTEED LOANS Loans (GAAP) $ 11,298,763 $ 11,220,355 $ 11,079,892 $ 11,000,007 $ 11,028,492 Less guaranteed loans 942,651 947,665 928,272 923,794 924,633 Adjusted loans (non-GAAP) $ 10,356,112 $ 10,272,690 $ 10,151,620 $ 10,076,213 $ 10,103,859 Allowance for credit losses $ 142,944 $ 137,950 $ 139,778 $ 139,464 $ 135,498 Allowance for credit losses/loans (GAAP) 1.27% 1.23% 1.26% 1.27% 1.23 % Allowance for credit losses/adjusted loans (non-GAAP) 1.38% 1.34% 1.38% 1.38% 1.34 % Quarter ended ($ in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 CORE EFFICIENCY RATIO Net interest income (GAAP) $ 147,516 $ 146,370 $ 143,469 $ 140,529 $ 137,728 Tax-equivalent adjustment 2,475 2,272 2,086 2,047 2,040 Noninterest income (GAAP) 18,483 20,631 21,420 15,494 12,158 Less gain on sale of investment securities 106 — — — — Less net gain (loss) on sale of other real estate owned 23 (68) 3,159 — (2) Core revenue (non-GAAP) $ 168,345 $ 169,341 $ 163,816 $ 158,070 $ 151,928 Noninterest expense (GAAP) $ 99,783 $ 99,522 $ 98,007 $ 94,017 $ 93,501 Less FDIC special assessment — — — — 625 Less core conversion expense — 1,893 1,375 1,250 350 Less amortization on intangibles 855 916 927 944 1,047 Core revenue (non-GAAP) $ 98,928 $ 96,713 $ 95,705 $ 91,823 $ 91,479 Core efficiency ratio (non-GAAP) 58.8% 57.1% 58.4% 58.1% 60.2%